================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 12, 2003

                              --------------------

                         NATURAL RESOURCE PARTNERS L.P.
             (Exact name of registrant as specified in its charter)

                 DELAWARE                               001-31465                           35-2164875
       (State or other jurisdiction                 (Commission File                     (I.R.S. Employer
    of incorporation or organization)                    Number)                       Identification No.)

        601 JEFFERSON, SUITE 3600
              HOUSTON, TEXAS                                                                  77002
 (Address of principal executive offices)                                                   (Zip code)


       Registrant's telephone number, including area code: (713) 751-7507

================================================================================

Item 7.  Financial Statements And Exhibits.

Exhibit No.     Description

99.1            Press release dated September 12, 2003


Item 9.  Regulation FD.


         In accordance with General Instruction B.2 of Form 8-K, the following information will not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor will it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

         Natural Resource Partners L.P. will participate in a panel discussion at the RBC Capital Markets North American Energy and Power Conference in Houston next Wednesday, September 17, 2003 at 10:50 a.m. CDT. Nick Carter, NRP's President and Chief Operating Officer, will participate in the panel discussion regarding the current state of the coal industry. The panel discussion will be webcast by the conference on September 17 and will be archived for 30 days at www.wallstreetwebcasting.com/webcast/dr13/panel10. Copies of NRP's slideshow will be available on the partnership's website, www.nrplp.com, beginning September 16. NRP does not undertake to update the information as posted on its website.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         NATURAL RESOURCE PARTNERS L.P.
                                         (Registrant)

                                         By:  NRP (GP) LP
                                              its General Partner

                                         By:  GP Natural Resource Partners LLC
                                              its General Partner

                                              /s/ Wyatt L. Hogan
                                              ----------------------------------
                                              Wyatt L. Hogan
                                              Vice President and General Counsel


         Dated: September 12, 2003

                                  EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------
99.1            Press release dated September 12, 2003